Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs and Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			Blackrock High Yield Portfolio


Security:			Staples, Inc. CUSIP 855030AJ1


Date Purchased:			01/12/09


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		1,500,000,000


Total Principal Purchased
by the Portfolio *:		1,500,000,000 USD


% of Offering Purchased
by the Portfolio:		0.20%


Broker:				Barclay Capital, Inc.


Member:				PNC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			BlackRock High Yield Portfolio


Security:			Marathon Oil Corp. Cusip 565849AH9


Date Purchased:			02/11/09


Price Per Share:		99.296 USD


Shares Purchased
by the Portfolio *:		805,671,930


Total Principal Purchased
by the Portfolio *:		800,000,000 USD


% of Offering Purchased
by the Portfolio:		0.16%


Broker:				Morgan Stanley & Co., Inc.


Member:				Nat City Investments


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			BlackRock High Yield Portfolio


Security:			United States Steel Corp. Cusip 912909AE8


Date Purchased:			04/28/09


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		750,000,000


Total Principal Purchased
by the Portfolio *:		750,000,000 USD


% of Offering Purchased
by the Portfolio:		0.10%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			BlackRock High Yield Portfolio


Security:			Steel Dynamics, Inc. Cusip 858119AP5


Date Purchased:			06/03/09


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		250,000,000


Total Principal Purchased
by the Portfolio *:		250,000,000 USD


% of Offering Purchased
by the Portfolio:		0.12%


Broker:				Goldman Sachs & Co.


Member:				PNC


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Lincoln National Corp. Cusip 534187109


Date Purchased:			06/16/09


Price Per Share:		15.00 USD


Shares Purchased
by the Portfolio *:		40,000,000


Total Principal Purchased
by the Portfolio *:		600,000,000 USD


% of Offering Purchased
by the Portfolio:		0.0875%


Broker:				Merrill Lynch Capital Services, Inc.


Member:				Goldman Sachs & Co.
				JPMorgan
				Morgan Stanley
				Wachovai Securities
				Credit Suisse
				PNC Capital Market LLC
				Merrill Lynch & Co.
				UBS Investment Bank


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Regions Financials Cusip 7591EP100


Date Purchased:			05/20/09


Price Per Share:		4.00 USD


Shares Purchased
by the Portfolio *:		400,000,000


Total Principal Purchased
by the Portfolio *:		1,600,000,000 USD


% of Offering Purchased
by the Portfolio:		0.1305%


Broker:				JPMorgan Chase Bank


Member:				Goldman Sachs & Co.
				JPMorgan
				Morgan Keegan & Co., Inc.


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Suntrust Banks, Inc. Cusip 867914103


Date Purchased:			06/01/09


Price Per Share:		13.00 USD


Shares Purchased
by the Portfolio *:		108,000,000


Total Principal Purchased
by the Portfolio *:		1,404,000,000 USD


% of Offering Purchased
by the Portfolio:		0.1771%


Broker:				Morgan Stanley Co., Inc.


Member:				Goldman Sachs & Co.
				Morgan Stanley
				Sandler O'Neil + Partners, L.P.
				Sun Trust Robinson Humphrey


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Transatlantic Holding, Inc. Cusip 893521104


Date Purchased:			06/05/09


Price Per Share:		38.00 USD


Shares Purchased
by the Portfolio *:		26,000,000


Total Principal Purchased
by the Portfolio *:		988,000,000 USD


% of Offering Purchased
by the Portfolio:		0.1678%


Broker:				JPMorgan Chase Bank N.A.


Member:				Goldman Sachs & Co.
				JPMorgan
				Morgan Stanley
				Lazard Capital Market
				Fox-Pitt Kelton Cochran Caronia Waller
				Dowling & Patners




Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Vulcan Materials, Co. Cusip 929160109


Date Purchased:			06/11/09


Price Per Share:		41.00 USD


Shares Purchased
by the Portfolio *:		11,500,000


Total Principal Purchased
by the Portfolio *:		471,500,000 USD


% of Offering Purchased
by the Portfolio:		0.0957%


Broker:				Merrill Lynch Capital Services, Inc.


Member:				Goldman Sachs & Co.
				JPMorgan
				UBS Investments Bank
				Wachovia Securities
				ABN AMRO Incorporation
				Mitsubishi UFJ Securities
				Morgan Keegan and Co., Inc.
				Sun Trust Robinson Humphrey
				The Williams Capital Group, L.P.
				BB&T Capital Market
				BBVA Securities
				Mizuho Securities USA, Inc.
				Merrill Lynch & Co.


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Ford Motors Co. Cusip 345370860


Date Purchased:			05/12/09


Price Per Share:		4.75 USD


Shares Purchased
by the Portfolio *:		300,000,000


Total Principal Purchased
by the Portfolio *:		1,425,000,000 USD


% of Offering Purchased
by the Portfolio:		0.0408%


Broker:				Citigroup Global Markets, Inc.


Member:				Goldman Sachs & Co.
				JPMorgan
				Morgan Stanley
				Deutsche Bank Securities, Inc.
				Merrill Lynch & Co.
				Citigroup


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/09 through 06/30/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			American Electricity Power, Inc. Cusip 025537101


Date Purchased:			04/01/09


Price Per Share:		25.41 USD


Shares Purchased
by the Portfolio *:		57,851,240


Total Principal Purchased
by the Portfolio *:		1,470,000,000 USD


% of Offering Purchased
by the Portfolio:		0.2999%


Broker:				Credit Suisse First Boston Corp. & Key Bank Capital Market


Member:				Goldman Sachs & Co.
				JPMorgan
				Morgan Stanley
				Barclays Capital
				UBS Investments Bank
				Wachovia Securities
				ABN AMRO Incorporation
				Key Bank Capital Market
				Mitsubishi UFJ Securities
				Credit Suisse
				Merrill Lynch & Co.
				Citigroup